EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cary M. Grossman, Chief Financial Officer of Sand Hill IT Security Acquisition Corp. (the "Company"), do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     o the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 15, 2004


/s/ Cary M. Grossman
Cary M. Grossman
Chief Financial Officer
(Principal Financial Officer)